CAMELOT ENTERTAINMENT GROUP, INC.
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement Confidential,
For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CAMELOT ENTERTAINMENT GROUP, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required. Fee computed on table below per
Exchange Act Rules 14a-6(i)(1) and 0-11.

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CAMELOT ENTERTAINMENT GROUP, INC.
100 E. San Marcos Blvd., Suite 400
San Marcos, CA 92069

July 26, 2004

Dear Shareholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the Annual Meeting of Shareholders of Camelot Entertainment Group, Inc. (the "Company") which will be held at the Hyatt Regency Hotel, located at 111 Country Club Drive, Incline Village, Nevada 89450, on Wednesday, August 25, 2004, at 10:00 a.m., Pacific Standard Time.

On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information which describes the matters to be acted upon at the meeting. These matters include:

(a)Electing five directors to serve on the Board of Directors of the Company: Robert P. Atwell, Albert A. Golusin, Jane Olmstead, Rounsevelle Schaum and H. K. Dyal III; (b) ratify the selection of the Company’s auditors, Epstein Weber & Conover, PLC, of Scottsdale, Arizona; (c) approve the acquisition of Camelot Films, Inc., a Delaware corporation, Camelot Films, Inc., a Nevada corporation, Camelot Films, Inc., a California corporation, and the establishment of Dstage.com, Inc., a Delaware corporation newly formed in April, 2004, each to serve as a subsidiary of the Company; (d) ratify all actions taken by the directors since the last shareholder meeting; (e) authorize the directors to commence with an SB-2 registration filing with the Securities and Exchange Commission; (f) authorize the Board of Directors to amend by-laws or adopt new By-Laws; and (g)to transact such other business as may properly come before the meeting.

A copy of the Annual Report to Shareholders on Form 10-KSB filed with the Securities and Exchange Commission describing the Company's operations during the fiscal year ended December 31, 2003 and a copy of our Quarterly Reports to Shareholders on Form 10Q-SB can be viewed on our web site at www.Camelotfilms.com and copies of all our filings are available for viewing at www.sec.gov and are hereby incorporated by reference. Of course, we will be present at the Annual Meeting to answer any questions you might have.

I hope that you will be able to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL
MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED.
Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

We thank you for your support and look forward to seeing you at the Annual Meeting.

Very truly yours,
Robert P. Atwell
Chief Executive Officer

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CAMELOT ENTERTAINMENT GROUP, INC.
100 E. San Marcos Blvd., Suite 400
San Marcos, CA 92069

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 25, 2004

TO THE STOCKHOLDERS OF CAMELOT ENTERTAINMENT GROUP, INC.

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Shareholders of Camelot Entertainment Group, Inc., a Delaware corporation (the "Company"), will be held at the Hyatt Regency Hotel, located at 111 Country Club Drive, Incline Village, Nevada 89450, on Wednesday, August 25, 2004, at 10:00 a.m., Pacific Standard Time, for the following purposes:

1. To elect five directors to serve on the Board of Directors of the Company for a term of three years as set forth in Proposal 1 or, if Proposal 1 is not approved, until the next annual meeting of stockholders, and until their successors have been duly elected and qualified;

2. To approve and ratify the selection of the Company’s auditors, Epstein Weber and Conover, PLC, of Scottsdale, Arizona;

3. To approve the acquisition of Camelot Entertainment, Inc., a Delaware corporation; Camelot Films, Inc., a Nevada corporation, Camelot Films, Inc., a California corporation, and the establishment of Dstage.com, Inc., a Delaware corporation newly formed in April, 2004, to serve as subsidiaries of the Company;

4.To ratify all actions taken by the Company’s Board of Directors since the last shareholder meeting;

5.Authorize the Directors to commence with a SB-2 registration with the
Securities and Exchange Commission;

6. Authorize the Directors to amend by-laws or adopt new by-laws; and

7. To transact such other business as may properly come before the meeting or adjournment thereof.

Only stockholders of record at the close of business on the Record Date, July 26, 2004, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the Annual Meeting in person. If you attend the Annual Meeting, you may withdraw your proxy and vote in person on each matter brought before the Annual Meeting. The proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors
Albert A. Golusin
Secretary
San Marcos, California
July 26, 2004

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CAMELOT ENTERTAINMENT, INC
100 E. San Marcos Blvd., Suite 400
San Marcos, California 92069
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 25, 2004
INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the board of directors (the "Board of Directors") of Camelot Entertainment Group, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, August 25, 2004, at 10:00 a.m., Pacific Standard Time (the “Annual Meeting”), and at any adjournment thereof. The Annual Meeting will be held at the Hyatt Regency Hotel, located at 111 Country Club Drive, Incline Village, Nevada 89450.

The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use. Proxies properly executed and received by the Secretary prior to the Annual Meeting of Shareholders (the “Annual Meeting”) and not revoked will be voted in accordance with the terms thereof. Registered shareholders and participants in plans holding shares of the Company’s Common Stock (“Common Stock”) are urged to deliver proxies and voting instructions by completing and mailing the enclosed proxy or voting instruction. Registered shareholders and plan participants may send their proxies or voting instructions by completing, signing, and dating the enclosed proxy or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope. If your shares are held in street name with your bank or broker, please follow the instructions for voting attached to the proxy card that is enclosed with this Proxy Statement. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile, or other means of electronic transmission by directors, officers, and employees of the Company. It is contemplated that additional solicitation of proxies will be made by Transfer On-Line, 317 SW Alder Street, Second Floor, Portland, Oregon 97204 at an anticipated cost to the Company of approximately $1,000, including reimbursement of out-of-pocket expenses.

At the Annual Meeting, stockholders will be asked to approve the following: (a) To elect a slate of director nominees to serve on the Board of Directors of the Company: Robert P. Atwell, Albert A. Golusin, Jane Olmstead, Rounsevelle Schaum and H. K. Dyal III; (b) ratify the selection of the Company’s auditors, Epstein Weber and Conover, PLC, of Scottsdale, Arizona; (c) approve the acquisition of Camelot Films, Inc., a Delaware corporation, Camelot Films, Inc., a Nevada corporation, Camelot Films, Inc., a California corporation, and Dstage.com, Inc., a Delaware corporation newly formed in April, 2004, each to serve as a subsidiary of the Company; (d) ratify all actions taking by the Company’s directors since the last shareholder meeting; (e) authorize the directors to commence with a SB-2 registration with the Securities and Exchange Commission; (f) authorize the directors to amend and or restate the By-Laws; and (g)to transact such other business as may properly come before the meeting.

This Proxy Statement and the enclosed form of proxy are first being sent to stockholders, together with the Notice of Annual Meeting, on or about July 26, 2004. In order to be counted, all proxies must be received by the time the votes are tabulated at the annual shareholder meeting.

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A copy of the Annual Report to Shareholders on Form 10-KSB filed with the Securities and Exchange Commission describing the Company's operations during the fiscal year ended December 31, 2003 and a copy of our Quarterly Reports to Shareholders on Form 10Q-SB can be viewed on our web site at www. Camelotfilms.com and copies of all our filings are available for viewing at www.sec.gov and are hereby incorporated by reference.

Shareholders are urged to complete, date, and sign the accompanying form of proxy and return it promptly in the envelope provided with these materials. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

PROXIES AND VOTING AT THE MEETING

Record Date and Voting Rights

The Board of Directors has fixed the close of business on July 26, 2004 as the record date (the "Record Date") for the determination of the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, there were 61,783,638 shares of the Company's $0.001 par value per share common stock ("Common Stock"), issued and outstanding, held by 105 shareholders. The Common Stock is the only class of voting securities outstanding entitled to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Annual Meeting. The presence of a majority of the Company's outstanding Common Stock as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

Under Delaware law, approval of the proposals to be submitted to the stockholders requires the affirmative vote of at least a majority of the Common Stock present at the meeting and entitled to vote on the subject matter.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by one or more inspectors of election appointed prior to the Annual Meeting, who also will determine whether a quorum is present. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor of, nor a vote cast against, a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Delaware law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

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Voting and Revocation of Proxies

All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the election of five directors to serve on the Board of Directors of the Company: Robert P. Atwell, Albert A. Golusin, Jane Olmstead, Rounsevelle Schaum and H. K. Dyal III; FOR the ratification of the selection of the Company’s auditors, Epstein Weber and Conover, PLC, of Scottsdale, Arizona; FOR the acquisition of Camelot Films, Inc., a Delaware corporation, Camelot Films, Inc., a Nevada corporation, Camelot Films, Inc., a California corporation, and establishing Dstage.com, Inc., a Delaware corporation newly formed in April, 2004, each to serve as subsidiaries of the Company; FOR the ratification of all actions taking by the Company’s directors since the last shareholder meeting; FOR authorizing the directors to commence with a SB-2 registration with the Securities and Exchange Commission; FOR authorizing the directors to amend the by-laws or adopt new by-laws; and FOR transacting such other business as may properly come before the meeting The Company is not aware of any matter to be presented at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Any stockholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the
Company at the Company's principal executive offices, located at the address set forth above.

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PROPOSAL 1: ELECTION OF DIRECTORS TO BOARD OF DIRECTORS

ELECTION OF DIRECTORS
Five directors are to be elected at the Annual Meeting for terms of three years. The following pages set forth certain information for each nominee and each incumbent director as of June 30, 2004, except as otherwise noted. With the exception of H. Kaye Dyal III, all of the nominees and all the incumbent directors listed below were directors previously elected by the shareholders. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. With a plurality vote, the nominees that receive the highest vote totals for the director positions up for election will be elected. Votes that are withheld and shares held in street name (“Broker Shares”) that are not voted in the election of directors will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

NOMINEES FOR DIRECTOR

The age of each nominee, their positions and offices with the Company, their term of office as a director, their business experience during the past five years or more and additional biographical data is set forth below.

Name of Executive Officers and Directors	Age	Position	Date of Appointment
Robert P. Atwell	50	President, CEO and Director	March 2003
Albert Golusin	49	CFO and Director	March 2003
Jane Olmstead	50	Director	October 1999
Rounsevelle Schaum	71	Director	October 2002
H. K. Dyal III	64	Nominee Director	TBD

All directors of the Company hold office until the earlier of August 24, 2007 and until their successors have been duly elected and qualified, or their death, resignation, or removal.

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Incumbent Nominee Directors for Election whose Terms will Expire in 2007

Robert P. Atwell, 50, Chairman, President and Chief Executive Officer, has been President of the Company since March 19, 2003. Mr. Atwell is also the President of The Corporate Solution, Inc. a position he has held since 1978. The Corporate Solution specializes in taking on and implementing assignments for a variety of agencies and corporations including general business consulting, corporate restructuring, mergers and acquisitions, corporate investigations and securities administration. Mr. Atwell also serves as Chairman and is on the board of Eagle Consulting Group, Inc., The Atwell Group, Inc., Camelot Films, Inc. and Fahrenheit Entertainment, Inc.

Albert Golusin, 49, Chief Financial Officer, has been a Certified Public Accountant since 1981. He worked with the public accounting firms of Grant Thornton & Company and Kenneth Leventhal & Company from 1979 through 1994. From 1985 to 1992, Mr. Golusin was the Controller of a public company called N-W Group, Inc. that later became Glenayre Electronics. He was responsible for managing a $40 million cash portfolio, managing the accounting department and preparing the financial statements for reporting to the Securities Commissions in the U.S.A. and Canada. From 1993 to the present, Mr. Golusin has consulted to publicly traded companies or companies preparing to become publicly traded. He is currently a director of Rhombic Corporation which is a materials research and development company that is publicly traded on the OTC Bulletin Board.

Jane Olmstead, CPA, 50, Director, has been President of Olmstead Consulting Services, Inc. for the past five years and has over 20 years experience in the financial and accounting fields, including serving as a Senior Management Consultant with Touche Ross & Co. (currently Deloitte & Touche) for nine years. Mrs. Olmstead's expertise is in strategic business planning, financial systems design and implementation and tax preparation and planning. Her involvement with numerous Fortune 500 companies such as Ford Motor Co., Mobil Oil and Coors resulted in cost savings measures and increases in profitability through the implementation of improved financial and communication systems.

Mrs. Olmstead has focused on improving corporate efficiency and effectiveness through a variety of means including: acting as CFO, implementing new procedures, creating reorganization plans, forecasting and planning for future growth. Some of her additional strengths are in asset management, systems integration, budgeting and cost control. Mrs. Olmstead graduated Magna cum Laude from the University of Tennessee with a B.S. in Accounting and a Minor in Statistics. She is currently a member of the Colorado Society of CPAs and the Association of Professional Consultants, and she will be listed in the 2005/2206 edition of the National Register’s Who’s Who in Executive Professionals.

Rounsevelle Schaum, 71, Director, is and for the past five years been the Chairman of Newport Capital Partners, Inc., an investment banking firm specializing in providing financial advisory services to emerging growth companies. He is a graduate of Phillips Andover Academy and holds a Bachelor of Science degree in Mechanical Engineering from Stanford University and an MBA from the Harvard Business School. He was also a member of the faculty and Defense Research Staff of the Massachusetts Institute of Technology, where he participated in the development of the computer programs for the Ballistic Missile Early Warning System.

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He is a director and chairman of the audit committee of the Quigley Corporation ("QGLY") and was a founder and director of Streaming Media Corporation. He was also the Chairman and CEO of BusinessNet Holdings Corporation and has served as a crisis manager for Heller Financial Corporation. He also served on the District Advisory Council of the U.S. Small Business Administration; as Chairman of the California Small Business Development Corporation, a private venture capital syndicate; and was the founder and Managing Director of the Center of Management Sciences, a consulting firm serving the aerospace industry.

He was the principal author of the "Weapon Systems Management Guide" under contract to the Office of the Secretary of Defense. Mr. Schaum resides in Newport, Rhode Island, where he has been active in civic affairs. He is a member of the Naval War College Foundation and a director of the Newport Historical Society.

Nominee Director for Election whose Term will Expire in 2007

H. Kaye Dyal, 64, President and COO of Camelot Films, Inc., has been directly involved in the production of motion pictures for the past 25 years as an independent producer, writer and director. He began his career in the studio of renowned film designer Saul Bass. While in the Saul Bass Studios, Mr. Dyal worked with clients as diverse as Kaiser Aluminum Corporation, Kelloggs, General Mills, Continental Airlines, United Air Lines, and many more. While a directing associate to Mr. Bass, their film "Why Man Creates" made for Kaiser Aluminum Corporation, won the Academy Award for Best Short Subject.

   Mr. Dyal worked on television programming with CBS and the National Geographic Society, and with Warner Bros. and Lorimar Television on the "Waltons" television series. Mr. Dyal headed an After School Specials division at Lorimar. As a pilot for Public Television, Mr. Dyal wrote and Produced an award winning adaptation of William Faulkner's short story, "A Rose For Emily", which starred Anjelica Huston, John Randolph and John Houseman. Presented at the Cannes Film Festival, the film has won every major award available in the short film market. Houghton-Mifflen Publishers selected “A Rose For Emily” as their featured work in a Teacher’s Guide to American Literature on Film. Mr. Dyal wrote and also developed several television series, one with Dick Clark Productions, two for World Vision. Most recently, Mr. Dyal Executive Produced two television series pilots, “Norm Crosby’s Celebrity Golf Challenge” and “Melina” a talk show being developed for production in the Latin beat of Miami.

   Mr. Dyal's feature motion picture career began at Cinema Financial of America (“CFA”), where he produced and co-directed "Silence" starring Will Geer. Also for CFA, Mr. Dyal directed "the Memory of Us", winner of a Special Jury Prize at the Atlanta Film Festival. Both films received nation wide domestic theatrical release, and were showcased on cable television. Mr. Dyal advanced his film career writing the Chuck Norris international hit, "Lone Wolf McQuade", which became the television series "Walker, Texas Ranger". He wrote and directed "Trained to Kill" and "Gambit", feature motion pictures which were released through Overseas Film Group. Mr. Dyal was an Executive Producer on “Saved”, a feature motion picture for MGM/UA starring Jena Malona, Mandy Moore, and Macauley Culkin released in April 2004. While head of production for Gravity Entertainment, Dyal oversaw the production of “Bully” directed by Larry Clark, starring Brad Renfro, Nick Stahl, Bijou Phillips, Rachel Miner, Kelli Garner.

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He is currently producing "Victims" for Cameo Entertainment. Mr. Dyal has written more than two dozen screenplays and stories for a variety of clients, including Orion, Universal, Overseas Film Group and many more. Mr. Dyal has production managed and/or line produced more than eighteen films.

As a corporate executive, Mr. Dyal served as Executive Vice President of Folksay Inc., a Los Angeles based film production and management company, and was the Managing Director of "Will Geer's Theatricum Botanicum" a theater company. Mr. Dyal has served as President of Production for Gravity Entertainment, a Florida Film Studio. During his tenure, the company produced three feature motion pictures, including “Bully” by Larry Clark and the “Suitor”, a PBS feature film. Mr. Dyal has developed several television pilots, and has overseen the development of a number of feature film projects for Gravity Pictures and arranged for the company to sponsor a number of Sundance Film Festival events. While attending the Cannes Film Festival Mr. Dyal successfully developed a number of international film projects, including “Eastern Harbor”, to be filmed in China and Berlin, Germany. Mr. Dyal also negotiated a three picture deal with Penny Marshall’s company Parkway Entertainment and Columbia Pictures. As an Executive Consultant, Mr. Dyal has been responsible for the development and execution of several company business plans, and has introduced and arranged funding for entertainment and non-entertainment clients. Dyal has served as a Board member for Integrated HealthCare, Inc. a publicly traded medical software company and was Assistant to the President of Integrated Direct Inc., an advertising company. Mr. Dyal served as President of Stellar Pacifica LLC, a transactional television and marketing company bringing commercial products to transactional national television markets. Mr. Dyal has a varied background in corporate project funding, and has arranged and closed funding of more than $15 million for both private and public clients, in addition to his current funding activities. Mr. Dyal has a varied background in corporate project funding. Mr. Dyal is a graduate of the University of Illinois with a Bachelor's degree in Fine Arts, and holds a Master's degree in Fine Arts from the University of Southern California. He has been awarded two Ford Foundation Grants, and lives in Southern California.

Proposal

In accordance with the Company's Bylaws, the Board of Directors has fixed the size of the Board of Directors at five and has nominated all of the Company's current directors as well as H.K. Dyal III, who is currently not a director, for election as directors of the Company.

If Proposal 1 is approved by the shareholders, and if each of the five nominees is elected, the Board of Directors will be as follows:

Robert P. Atwell, Albert A. Golusin, Jane Olmstead, Rounsevelle Schaum and H. K. Dyal III, each of whom will serve on the Board of Directors until the 2007 annual meeting of the Company's stockholders.

If Proposal 1 is not approved by the stockholders, four of the five nominees, who are incumbent directors, will serve on the Board of Directors until their successors have been duly elected and qualified or the 2005 Annual Meeting of Shareholders, whichever event shall occur first.

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It is intended that the proxies received from stockholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and has indicated his intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or will prove unable to serve if so elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL 2: Ratification of the selection of Epstein Weber and Conover, PLC, of Scottsdale, Arizona as the Company’s auditors

The Company has appointed Epstein Weber and Conover, PLC, of Scottsdale, Arizona, as the Company’s independent auditors. If the shareholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain Epstein Weber and Conover, PLC, but may retain such independent auditors. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interest of the Company and its shareholders.

Fees Paid to Independent Auditors

      The following table summarizes the aggregate fees billed to the Company by its independent auditor Epstein Weber and Conover, PLC and their respective affiliates (collectively, “Epstein Weber and Conover, PLC”) for services rendered to the Company for the fiscal year 2003 audit:

2003

Audit Fees	$10,000
Audit-Related Fees	0
Tax Fees	0
All Other Fees	0

Total	$10,000

      Audit Fees. This category includes the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-QSB. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and statutory audits.

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Audit-Related Fees. This category consists of assurance and related services by Epstein Weber and Conover, PLC that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”.

      Tax Fees. This category consists of professional services rendered by Epstein Weber and Conover, PLC for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

      All Other Fees. This category consists of the aggregate fees billed for professional services rendered by Epstein Weber and Conover, PLC, other than the services reported above. The services for the fees disclosed under this category include other consulting services unrelated to audit and tax services.

Pre-Approval Process for Auditor Services

      The services performed by Epstein Weber and Conover, PLC for the fiscal year 2003 audit were pre-approved in accordance with the pre-approval procedures adopted by the Audit Committee. All requests for audit, audit-related, tax and other services must be submitted to the Audit Committee for pre-approval with an estimate of fees for the services. Pre-approval is generally provided at regularly scheduled meetings.

Ratification of Independent Auditors

      The Board is seeking (i) ratification by the shareholders for the Audit Committee’s selection and appointment of Epstein Weber and Conover, PLC as the independent auditors of the Company for the fiscal year ending December 31, 2004, and (ii) the authorization by the shareholders for the Audit Committee to enter into an agreement to pay the fees of Epstein Weber and Conover, PLC as independent auditors of the Company on customary terms.

Vote Required

      The affirmative vote of the holders of a majority of the Common Stock present at the Annual General Meeting, in person or by proxy, entitled to vote and voting thereon at the Annual General Meeting is required for the ratification and approval of the appointment of Epstein Weber and Conover, PLC and the authorization of the Audit Committee to enter into an agreement with Epstein Weber and Conover, PLC with respect to its fees.

      THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF EPSTEIN WEBER AND CONOVER, PLC, OF SCOTTSDALE, ARIZONA, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004, AND THE AUTHORIZATION OF THE AUDIT COMMITTEE TO ENTER INTO AN AGREEMENT TO PAY THE FEES OF THE INDEPENDENT AUDITORS.

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PROPOSAL 3: Approve the Acquisition and Establishment of Subsidiaries

The Company, in implementing its business model, plans to acquire three subsidiary companies: Camelot Films, Inc., a Delaware corporation, Camelot Films, Inc., a Nevada corporation, and Camelot Films, Inc., a California corporation; and has established a fourth subsidiary, Dstage.com, Inc., a Delaware corporation. Each subsidiary will encompass specific operations within the overall scope of our business model, with the three Camelot subsidiaries involved in various aspects of feature film production, distribution and marketing; while the original operations of Dstage.com will continue in the new Dstage subsidiary. At present, there are no ongoing operations in any of the three planned acquisitions. All three companies to be acquired are owned 100% by our President, Robert P. Atwell, who also serves as President and as the sole director of each company. Following shareholder approval, the Board of Directors will establish the specific terms and conditions of the acquisitions, which have not been determined as of the record date hereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ACQUIRING AND ESTABLISHING COMPANIES TO SERVE AS SUBSIDIARIES OF THE COMPANY.

PROPOSAL 4: Ratification of All Lawful Actions Taken by the Board of Directors since Our Last Shareholder Meeting

Since our last shareholder meeting, your Board of Directors has taken various actions which have been detailed in our annual, quarterly and other reports filed with the Securities and Exchange Commission. Accordingly, the Board of Directors is asking the shareholders to affirm, approve and ratify all actions taken by the Board of Directors since our last shareholder meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AFFIRMATION, APPROVAL AND RATIFICATION OF ALL LAWFUL ACTIONS TAKEN BY THE BOARD OF DIRECTORS SINCE THE LAST SHAREHOLDER MEETING.

PROPOSAL 5: Authorizing a SB-2 Registration with the Securities and Exchange Commission

In order to fully implement our new business model, we will need to begin the process of raising the funding necessary to begin production on our slate of pictures. Management has begun the process of preparing a SB-2 registration filing with the Securities and Exchange Commission. The Board of Directors is asking the shareholders to authorize management to proceed with the SB-2 Registration and to establish, with Board of Director approval, the parameters of the registration, including the amount of funds to be raised, the terms and conditions of the contemplated funding, and the preparation and completion of one or more private placements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AUTHORIZING MANAGEMENT TO PROCEED WITH THE SB-2 REGISTRATION.

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PROPOSAL 6: Authorizing the Directors to Amend By-Laws or Adopt New By-Laws

As our company continues to evolve, there may be a need to amend and or restate our current by-laws or adopt new by-laws. Your Board of Directors is seeking authority to amend by-laws or adopt new by-laws, when and if necessary, in order to keep them updated. By granting this authority, the Board of Directors of the Company will either amend existing by-laws or adopt new by-laws for the Company, which the Board of Directors determines, in its discretion, to be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AUTHORIZING THE DIRECTORS TO AMEND BY-LAWS OR ADOPT NEW BY-LAWS.

OTHER INFORMATION

Executive Officers
Biographical information for the current executive officers of the Company is set forth below. Executive officers are designated as such and serve at the discretion of the Board, and until their successors have been duly elected and qualified, unless sooner removed by the Board.

Name	Age	Position

Robert P. Atwell	50	Chief Executive Officer
Albert Golusin	49	Chief Financial Officer

Robert P. Atwell, 50, Chairman, President and Chief Executive Officer, has been President of the Company since March 19, 2003. Mr. Atwell is also the President of The Corporate Solution, Inc., a position he has held since 1978. The Corporate Solution specializes in taking on and implementing assignments for a variety of agencies and corporations including general business consulting, corporate restructuring, mergers and acquisitions, corporate investigations and securities administration. Mr. Atwell also serves as Chairman and is on the board of Eagle Consulting Group, Inc., The Atwell Group, Inc., Camelot Films, Inc. and Fahrenheit Entertainment, Inc.

Albert Golusin, 48, Chief Financial Officer, has been Chief Financial Officer of the Company since March 19, 2003 and has been a Certified Public Accountant since 1981. He worked with the public accounting firms of Grant Thornton & Company and Kenneth Leventhal & Company from 1979 through 1994. From 1985 to 1992, Mr. Golusin was the Controller of a public company called N-W Group, Inc. that later became Glenayre Electronics. He was responsible for managing a $40 million cash portfolio, managing the accounting department and preparing the financial statements for reporting to the Securities Commissions in the U.S.A. and Canada.

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From 1993 to the present, Mr. Golusin has consulted to publicly traded companies or companies preparing to become publicly traded. He is currently a director of Rhombic Corporation, which is a materials research and development company that is publicly traded on the OTC Bulletin Board.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the amount of our Common Stock beneficially owned, as of July 26, 2004, by (i) persons known by us (based upon Securities and Exchange Commission (“SEC”) filings) to own 5% or more of our Common Stock, (ii) each Named Executive Officer listed in the Summary Compensation table below, (iii) our directors and director nominees, and (iv) our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC.

         Except as indicated below, the address for each listed director and executive officer is c/o Camelot Entertainment Group, Inc., 100 East San Marcos Boulevard, Suite 400, San Marcos, California 92069. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them. The number of Common Stock outstanding used in calculating the percentages in the table below includes the Common Stock underlying options or warrants held by such person that are exercisable within 60 days of July 26, 2004, but excludes Common Stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 61,783,638 shares of Common Stock outstanding as of July 26, 2004.

Name of Beneficial Owner	Shares Beneficially Owned	Percent
Eagle Consulting Group, Inc. (1)	26,481,538	43%
Robert P. Atwell (2)	11,106,055	18%

Total Shares Beneficially Owned by Mr. Atwell	37,587,593	61%

Albert Golusin (3)	4,442,296	7%
AM Management Group, Inc.	5,429,333	9%
Sunshine Mountain Holdings, Inc.	5,000,000	8%

Total Shares Beneficially Owned by Others	14,871,629	24%

TOTAL 5% Shareholders as a Group	52,459,222	85%

Note (1) Robert P. Atwell is CEO and a Director of Camelot Entertainment Group, Inc. Mr. Atwell is also President of Eagle Consulting Group, Inc.
Note (2) Includes shares held by family members
Note (3) Albert Golusin is CFO and a Director of Camelot Entertainment Group, Inc.

The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. All shares are held beneficially and of record and each record shareholder has sole voting and investment power.

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The following table sets forth as of July 26, 2004, certain information, based on information obtained from the persons named below, with respect to the securities ownership of the common stock by Management.

Name of Beneficial Owner	Shares Beneficially Owned	Percent
Eagle Consulting Group, Inc. (1) Robert P. Atwell 100 E. San Marcos Blvd. #400 San Marcos CA 92069	26,481,538	43%
Robert P. Atwell (2) 100 E. San Marcos Blvd. #400 San Marcos CA 92069	11,106,055	18%

Total Shares Beneficially Owned By Mr. Atwell	37,587,593	61%

Albert Golusin 668 North 44th Street, Suite 248 Phoenix AZ 85008	4,442,296	7%
Jane Olmstead 7474 East Arkansas #1204 Denver CO 80231	179,000	0%
Rounsevelle Schaum (3) 294 Valley Road Middletown RI 02842	1,100,000	2%

Total Shares Beneficially Owned By Mr. Golusin, Mrs. Olmstead, and Mr. Schaum	5,721,296	9%

Total Management Shares	43,308,889	70%

Note (1) Robert P. Atwell is President of Eagle Consulting Group, Inc.
Note (2) Includes shares held by family members
Note (3) Includes shares held by family members

The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right.

No officer, director or security holder listed above owns any warrants, options or rights.

All shares are held beneficially and of record and each record shareholder has sole voting and investment power. The address at which each Executive Officer and Director can be reached is the Company's headquarters.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s executive officers and directors and persons who own more than 10 percent of the Company’s Common Stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Executive officers, directors and greater than 10 percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to fiscal year 2003, all filing requirements applicable to its executive officers, directors and 10 percent shareholders were met.

RELATIONSHIP AMONG DIRECTORS OR EXECUTIVE OFFICERS

      There are no family relationships between any director or executive officer and any other director or executive officer.

COMPENSATION OF DIRECTORS

      At present, no directors are compensated for serving as members of the Board, although all directors are entitled to be reimbursed for certain expenses in connection with attendance at Board and committee meetings.

BOARD MEETINGS AND COMMITTEES

      The Board held a total of six meetings (including regularly scheduled and special meetings) during fiscal 2003. With the exception of Mr. Schaum, each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board and any meetings of committees of the Board on which he or she served.

      The Board has a standing Audit Committee and Compensation Committee. The Board does not currently have a formal nominating committee or a governance committee. The functions customarily performed by nominating and governance committees are performed by the independent members of the Board who make recommendations to the full Board regarding candidates for nomination and the size and composition of the Board. The independent members of the Board monitor the mix of skills, experience and background of the Board to ensure it maintains the necessary composition to effectively perform its oversight functions.

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The independent members of the Board will from time to time solicit and receive recommendations for candidates from members of the Board, senior level executives, individuals personally known to the members of the Board, and third party search firms as appropriate. In order to be considered for membership on the Board, a candidate should possess, at a minimum, the following qualifications:

•	high personal and professional ethics and integrity;

•	commitment to representing the long-term interests of shareholders;

•	objectivity, practical and mature judgment; and

•	willingness to understand the business of the Company and to devote adequate time to carry out his or her duties.

The independent members of the Board believe that their processes effectively serve the functions of nominating and governance committees, and do not believe there is a need for a separate, formal nominating or governance committee. Although there is no formal policy regarding shareholder nominees, the independent members of the Board believe that shareholder nominees should be viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on the independent members of the Board’s assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. Shareholders wishing to propose nominees for consideration for the Board should submit the candidate’s name and qualifications to our Corporate Secretary prior to the deadlines set forth under “Deadline for Future Proposals of Shareholders” in this Proxy Statement.

Audit Committee

     The Audit Committee currently consists of Mr. Golusin and Mrs. Olmstead. As described in more detail in the Report of the Audit Committee in this Proxy Statement, the Audit Committee is responsible for assisting the Board of Directors in its oversight of our accounting and financial reporting processes, the audits of our financial statements, and our system of internal controls. The Audit Committee held two meetings (including regularly scheduled and special meetings) in fiscal 2003.

Compensation Committee

      The Compensation Committee currently consists of Mr. Golusin and Mrs. Olmstead. As described in more detail in the Report of the Compensation Committee in this Proxy Statement, the Compensation Committee reviews and approves all forms of compensation to be provided to our executive officers, consults with management regarding compensation and benefits for non-executive officers and other employees, and oversees our compensation and benefits policies generally. The Compensation Committee held two meetings (including regularly scheduled and special meetings) in fiscal 2003.

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Communication with the Board

      Shareholders may send communications to the Board of Directors by writing to them at Camelot Entertainment Group, Inc., Attention: Chief Financial Officer, 100 East San Marcos Boulevard, Suite 400, San Marcos, California 92069. All shareholder communications will be reviewed by the Chief Financial Officer and forwarded to the Board if appropriate. Our Chief Financial Officer reserves the right to not forward to board members any abusive, threatening, or otherwise inappropriate materials.

Directors’ Attendance at Annual General Meetings of Shareholders

      Although we do not have a formal policy regarding attendance by members of the Board at our Annual General Meeting of Shareholders, we encourage directors to attend.

Certain Relationships and Related Transactions

 There is no family relationship between any of the Company's directors, nominees to serve as director, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation earned for services rendered to us in all capacities for fiscal year 2003 by our Chief Executive Officer and the Company’s one other executive officer who was serving as an executive officer of the Company as of December 31, 2003 (collectively, referred to “Named Executive Officers” in this Proxy Statement):

Summary Compensation Table
						Long Term
						Compensation
		Annual Compensation				Awards

					Other Annual	Securities
					Compensation	Underlying
Name and Principal Position		Salary($)		Bonus($)	($)(4)	Options(#)

Robert P. Atwell	2003	250,000	(1)	0	0	0
Chairman and Chief
Executive Officer
Albert Golusin	2003	100,000	(1)	0	0	0
Chief Financial Officer
Note (1) Paid in Stock

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Stock Option Grants in Last Fiscal Year

None.

Employment Agreements and Change of Control Arrangements

      None of the Named Executive Officers currently has an employment agreement with us. We expect to enter into formal agreements during fiscal year 2004. We do have agreements with Eagle Consulting Group, Inc. and The Corporate Solution, Inc., certain terms and conditions of which are expected to be incorporated into an employment agreement with Robert P. Atwell.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board is providing the following report on executive compensation in accordance with the rules and regulations of the SEC. This report outlines the policies of the Compensation Committee with respect to executive compensation, the various components of the Company’s compensation program for executive officers, and the basis on which the 2003 compensation for the Company’s Chief Executive Officer was determined.

      The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

General

      The Compensation Committee’s functions include:

•	determining all forms of compensation of the Company’s Chief Executive Officer;

•	reviewing and approving all forms of compensation for the other executive officers, including salary, bonuses and stock options;

•	consulting with management regarding compensation and benefits for non-executive officers and other employees; and

•	overseeing our compensation and benefits policies generally.

Compensation Policies

      The Company’s executive compensation policies have two principal goals: (1) attracting, rewarding and retaining executives, and (2) motivating executives to achieve short-term and long-term corporate goals that enhance stockholder value. Accordingly, the Compensation Committee’s objectives are to:

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•	offer compensation opportunities that attract and retain executives whose abilities are critical to the Company’s long-term success and motivate individuals to perform at their highest level;

•	tie in a significant portion of the executive’s total compensation to achievement of financial, organizational, management and personal performance goals; and

•	reward outstanding individual performance by an executive officer that contributes to the Company’s long-term success.

Compensation of Executive Officers Generally

      The Company’s compensation program for its executives will emphasize variable compensation, primarily through grants of short and long term performance based incentives. Executive compensation will generally consist of the following: (i) base salary; (ii) incentive bonuses; and (iii) long-term equity incentive awards in the form of stock option grants. Each executive officer’s compensation package will be designed to provide an appropriately weighted mix of these elements. We expect to implement our compensation program during fiscal year 2004.

      Base Salary. Base salary levels for each of the Company’s executive officers, including the Chief Executive Officer, are expected to be set within a range of base salaries that the Board (through the Compensation Committee or in its entirety) believes reflect market salaries for similar executive officers at comparable companies. Commercially available compensation surveys are expected to be used to determine that such range is at or near the levels paid by comparable companies engaged in the motion picture industry and located within comparable geographical locations. The Board does not expect to use formulas but instead plans to exercise its judgment based on considerations including overall responsibilities and the importance of these responsibilities to the Company’s success, experience and ability, past short-term and long-term job performance and salary history. In addition, in reviewing executive salaries generally and in setting the salary of the Chief Executive Officer, the Compensation Committee generally plans to take into account the Company’s past financial performance and future expectations, as well as changes in the executives’ responsibilities.

      Incentive Bonuses. The Compensation Committee will recommend the payment of bonuses to provide an incentive to executive officers to be productive over the course of each fiscal year and to bring the total cash-based compensation to market levels. A portion of these bonuses will be awarded if the Company achieves or exceeds certain corporate performance objectives and a portion of these bonuses will be awarded if the executive achieves or exceeds certain personal goals.

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Equity Incentives. Stock options will be used by the Company as long-term compensation to provide a stock-based incentive to improve the Company’s financial performance and to assist in the recruitment, retention and motivation of professional, managerial and other personnel. Generally, stock options will be granted to executive officers from time to time based primarily upon the individuals’ actual and/or potential contributions to the Company and the Company’s financial performance. Stock options will be designed to align the interests of the Company’s executive officers with those of its shareholders by encouraging executive officers to enhance the value of the Company, the price of its Common Stock, and hence, the shareholders’ return. In addition, the vesting of stock options over a period of time is designed to create an incentive for the individual to remain with the Company. The Company plans to grant options to the executives on an ongoing basis to provide continuing incentives to the executives to meet future performance goals and to remain with the Company.

Compensation of the Chief Executive Officer and Chief Financial Officer

      The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer based on the assessment of his past performance, its expectation of his future contributions to the Company’s performance and the compensation paid to chief executive officers of comparable companies. Robert P. Atwell served as the Company’s Chief Executive Officer in 2003. In 2003, Mr. Atwell received a base salary of $250,000, for which he accepted Common Stock in lieu of cash consideration. Albert Golusin served as the Company’s Chief Financial Officer in 2003. Mr. Golusin received a base salary of $100,000, for which he accepted Common Stock in lieu of cash consideration.

     For 2004, the Compensation Committee recommended, and the Audit Committee and Board have approved, setting the base salary of Mr. Atwell to be $250,000 and setting the base salary of Mr. Golusin to be $100,000. The Compensation Committee believes the compensation to be paid to Mr. Atwell and Mr. Golusin for 2004 is reasonable.

Policy with Respect to Qualifying Compensation for Deductibility

      Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its chief executive officer or any of its other four most highly compensated executive officers in a single year. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. The Board of Directors will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, may be appropriate in the future.

SUBMITTED BY THE COMPENSATION COMMITTEE

Albert Golusin
Jane Olmstead

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Company’s Board is providing the following report in accordance with the rules and regulations of the SEC. The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

Audit Committee Membership

      The Audit Committee of our Board of Directors consists of two members one of which is not our employee or an employee of our subsidiaries. One member of the Audit Committee, Jane Olmstead, qualifies as an “independent” director. The members of the Audit Committee for fiscal year 2003 were Al Golusin and Jane Olmstead. We expect Mr. Golusin and Mrs. Olmstead to continue on the Audit Committee for fiscal year 2004.

Role of the Audit Committee

      The purpose of the Audit Committee is to assist the Board of Directors in its oversight of our accounting and financial reporting processes, the audits of our financial statements, and our system of internal controls. The Audit Committee’s primary responsibilities are to:

•	appoint, compensate, and oversee the work of the independent auditor;

•	review the independent auditor’s activities, performance, independence and fee arrangements;

•	request certain information from, and discuss certain matters with, the independent auditor as required by applicable accounting standards; and

•
review with management, before release, our audited annual financial statements and unaudited interim financial statements, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our annual report on Form 10-KSB and quarterly reports on Form 10-QSB.

Management is responsible for: (i) the preparation and presentation of our financial statements; (ii) our accounting and disclosure principles; and (iii) our internal controls over financial reporting designed to ensure compliance with accounting standards, applicable laws and regulations. Epstein Weber and Conover, PLC, of Scottsdale, Arizona, our independent auditor for fiscal 2003, was responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States.

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Review of Audited Financial Statements for Fiscal Year ended December 31, 2003

      Our Audit Committee has reviewed and discussed our audited financial statements with management. In addition, the Audit Committee has discussed with Epstein Weber and Conover, PLC, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors, and it approved and ratified, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the SEC.

      Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Epstein Weber and Conover, PLC, was in fact “independent.”

SUBMITTED BY THE AUDIT COMMITTEE

Albert Golusin
Jane Olmstead

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DEADLINE FOR FUTURE PROPOSALS OF SHAREHOLDERS

      Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the 2005 Annual General Meeting of Shareholders pursuant to SEC Rule 14a-8 must be received by the Secretary of the Company at the Company’s principal executive offices in San Marcos, California not later than May 15, 2005.
Stockholders wishing to bring a proposal before our 2005 Annual General Meeting of Shareholders (but not include it in our proxy materials) must provide written notice of the proposal to the Secretary of the Company at the Company’s principal executive offices in San Marcos, California not later than June 30, 2005. In order to curtail controversy as to the date upon which such written notice is received by the Company or its U.S. subsidiary, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested, or a similar method which confirms the date of receipt.

OTHER PROPOSED ACTION

      The Board is not aware of any other matters to be presented at the meeting.

By Order of the Board of Directors,

/s/ Robert P. Atwell, Chairman

Dated: July 26, 2004

Exhibit 1. Items incorporated by reference.

10QSB       To Be Filed By 8-15-2004
8-K        6-30-2004
10QSB       5-15-2004
DEF 14C      4-16-2004
10KSB       4-14-2004
Form 5       4-14-2004
Form 3       4-14-2004
Form 3       4-14-2004
Form 5       4-13-2004
Form 4       4-13-2004
Form 5       4-13-2004
Form 4       4-13-2004
Form 3A      4-13-2004
8-K        4-12-2004
8-K        3-19-2004
10QSB       11-14-2003
10QSB       8-19-2003
Form 3           8-5-2003
8-KA        5-28-2003
10QSB       5-15-2003
8-K        5-15-2003
10KSB       4-15-2003

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PROXY
Camelot Entertainment Group, Inc.
August 25, 2004

This proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of Camelot Entertainment Group, Inc. acknowledges receipt of notice of the Annual Meeting of Shareholders dated July 26, 2004, and accompanying proxy statement, and appoints _________________ as proxies and attorneys-in-fact, each with the full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of common stock, $.001 par value, of Camelot Entertainment Group, Inc., the undersigned holder of record as of July 26, 2004, at the annual shareholder meeting to be held on August 25, 2004, 10:00 a.m. PST at the Hyatt Regency Hotel, 111 Country Club Drive, Incline Village, Nevada 89450, United States, and at any postponement or adjournment of such meeting.

Any shareholder completing this proxy who fails to mark one of the boxes for the proposal will be deemed to have given the proxy holders complete discretion in voting his, her, or its shares on the proposal at the annual meeting. If no mark is made, the proxy will be voted “For” the proposal. If a box is marked, your shares shall be voted according to your instructions.

The Board of Directors recommends a vote “For” the proposals listed below.

PROPOSAL 1: Election of Directors to Board of Directors.

(_____)   For

(_____) Against

(_____) Abstain

PROPOSAL 2: The selection of the Company’s auditors: Epstein Weber and Conover, PLC, of Scottsdale, Arizona.

(_____)   For

(_____) Against

(_____) Abstain

PROPOSAL 3: Acquisition and Establishment of Subsidiaries.

(_____)   For

(_____) Against

(_____) Abstain

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PROPOSAL 4: Ratification of Actions by Board of Directors Since Last Shareholder Meeting.

(_____)   For

(_____) Against

(_____) Abstain

PROPOSAL 5: Authority for Management to file SB-2 Registration with Securities and Exchange Commission.

(_____)   For

(_____) Against

(_____) Abstain

PROPOSAL 6: Authority for Board of Directors to Amend By-Laws or Adopt New By-Laws.

(_____)   For

(_____) Against

(_____) Abstain

Please sign exactly as your name appears on your stock certificate. If joint tenants hold the shares, both should sign personally. When signing as attorney-in-fact, executor, administrator, trustee, guardian, or another fiduciary capacity, please give your full title. If signing on behalf of a corporation, please sign in fully corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date Signed: _____________________, 2004

Number of Shares Owned:             ___________________________

Print Name(s) of shareholder(s):       ___________________________

                       ___________________________

Signature (all joint tenants must sign):   ___________________________

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